SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 22, 2003

ATSI Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23007	74-2849995
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer Identification No.)
incorporation or organization)

8700 Wurzback, Suite 700

San Antonio, Texas 78240

(210) 614-7240

(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

_____________________________________________________________________________________________

Item 2. Acquisition or Disposition of Assets

On May 22, 2003 we entered into a Share Purchase Agreement with Telemarketing De Mexico, S.A. De C.V. (“Telemarketing’) whereby we agreed to sell Telemarketing 51% of our Mexican subsidiary, ATSI Comunicaciones, S.A. De C.V. (“ATISCOM”) for the total consideration of  $1,141,000 consisting of $941,000 in cash payments and the payment of $200,000 in ATISCOM liabilities. The agreement provides that there will be an initial payment of $194,000 plus payment of the liabilities and the remaining purchase price will be paid at the rate of  $20,750 per month for 36 months. The payment amount is subject to adjustment if the profits of  ATISCOM fall below the monthly payment amount. Telemarketing is a non related third party to us.

The principal owners of Telemarketing are also the principal owners of Dialmex, LLC a US based international telecommunications carrier. The agreement also provides that we and Telemarketing will jointly develop a VolP network  as well as partner with Dialmex to combine our respective interconnection agreements to provide economies of scale to both our companies.

Item 3. Bankruptcy and Receivership

Two of our subsidiaries, ATSI (Texas), Inc. and TeleSpan, Inc., filed for protection under Chapter 11 of the U.S. Bankruptcy Code on February 4, 2003 and February 18, 2003 respectively. The two actions were filed separately in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division and were assigned Case No: 03-50753-LMC and Case No: 03-50985-LMC.  The court ordered joint administration of both cases on April 9, 2003 under Case No: 03-50753-LMC. The court converted the case to a Chapter 7 on May 14, 2003. The two bankrupt subsidiaries are our two primary operating companies and they have ceased operations. Consequently we are primarily dependent upon our remaining concession license in Mexico held by ATISCOM and its business association with Dialmex, LLC for our source of revenue to the company while management seeks to revise our business plan going forward.

Item 5. Other Events and Regulation FD Disclosure

 Raymond G. Romero, Interim CEO and J. Christopher Cuevas, Interim CFO both resigned upon the appointment of Arthur L. Smith as CEO and Director and Antonio Estrada as Corporate Controller. Mr. Smith is a former CEO and Director who has returned at the request of the Board of Directors.

Item 7. Exhibits

10.1  Share Purchase Agreement between ATSI Communications, Inc. and Telemarketing De Mexico, S.A. De C.V. dated May 22, 2003 (translated from original Spanish.)

99.1  ATSI Communications, Inc., Press release dated June 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 16, 2003

ATSI Communications, Inc.

By: /s/ Arthur L. Smith

       Arthur L. Smith, Chief

       Executive Officer

Exhibit 10.1

SHARE PURCHASE AGREEMENT OF ATSI COMUNICACIONES, S.A. DE C.V., HEREINAFTER REFERRED TO AS (“ATSICOM”) BETWEEN TELEMARKETING DE MEXICO, S.A. DE C.V. REPRESENTED BY FRANCISCO ESTEBAN BUNT BUNT, HEREINAFTER REFERRED TO AS (“TELEMARKETING”) AND ATSI COMMUNICATIONS, INC., A CORPORATION INCORPORATED IN THE STATE OF DELAWARE, USA, REPRESENTED BY ARTHUR L. SMITH, HEREINAFTER REFERRED TO AS (“ATSI DELAWARE”) AND LUIS ALFREDO PARRA CASTRO, HEREINAFTER REFERRED TO AS (THE “SHAREHOLDER”) IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES:

RECITALS

1.

Telemarketing  states through its representative that:

A)

It is a Mexican corporation with full authority to execute this Agreement.

B)

Its authority has not been revoked or limited in any way as is shown by the attached document as Exhibit A.

C)

It desires to purchase 16,306 shares Series A of capital of ATSICOM owned by Luis Parra, shares which are totally paid for as well as 13,123,193 shares of ATSICOM owned by ATSI Delaware.

2.

ATSI Delaware states through its representative that:

A)

It is a Delaware corporation with full authority to execute this Agreement.

B)

Its authority has not been revoked or limited in any way as is shown by the attached document as Exhibit B.

C)

It is the owner of 13,123,198 shares from the increase of capital done on this date of ATSICOM and hereby sells to Telemarketing.

3.

The Shareholder states that:

A)

It is a Mexican citizen with full authority to execute this Agreement.

B)

It is the owner of 16,306 shares of ATSICOM that will be sold to Telemarketing in accordance with this Agreement.

4.

The Parties state that:

It is their desire to execute this Share Purchase Agreement as well as to establish all terms and conditions that each party shall have pertaining to ATSICOM as well as the structure under which Telemarketing shall pay ATSI Delaware and the Shareholder the shares of ATSICOM.

In consideration of the foregoing, the Parties agree to the following:

CLAUSES

FIRST.- PURCHASE/SALE.- ATSI Delaware and the Shareholder through this Agreement shall sell to Telemarketing 13,123,193 shares and 16,306 shares Series A of ATSICOM free of all liens or encumbrances.  ATSI Delaware and the Shareholder shall deliver to Telemarketing the share certificates duly endorsed in accordance with Exhibit C.

Telemarketing shall grant ATSI Delaware and the Shareholder the most efficient receipt in the understanding that ATSI Delaware and the Shareholder remain obligated to the eviction and its cure in accordance with the law.

SECOND.- CONSIDERATION.- The total purchase price for the shares shall be $941,000.00 U.S. Dollars or its equivalent in Mexican currency in accordance with the exchange rate when payment is made by Telemarketing and payable as follows:

A)$194,000 U.S. Dollars upon execution of this Agreement with:

(i)

A Cashier’s Check Number 0517005700 payable to Jesus Enriquez Perez for a total of $106,004.01 U.S. Dollars that will be held in escrow by ATSICOM to guarantee the Release Agreement executed between Jesus Enriquez Perez, Elvia Salas Guerrero, Francisco Javier Gonzalez Loyola and Francisco Payan Trujillo which will be exchanged by Telemarketing for a Cashier’s check payable to ATSI Delaware once the Release Agreement mentioned above is finalized.

(ii)

$87,995.99 in three (3) wire transfers as follows:

Number One (1) for the amount of $38,873.83 U.S. Dollars payable to Jesus Ricardo Enriquez Perez;

Number Two (2) for the amount of $34,040.54 U.S. Dollars payable to Elvia Salas Guerrero; and

Number Three (3) for the amount of $15,081.62 U.S. Dollars payable to Francisco Javier Gonzalez Loyola.

The amounts mentioned above and that total $194,000.00 U.S. Dollars shall be paid by Telemarketing through Omnicrom Financial Corp. to ATSI Delaware and the Shareholder hereby totally paying the 16,306 shares and partially paying ATSI Delaware.

ATSI Delaware and the Shareholder hereby grant Telemarketing the most efficient receipt for the amounts mentioned above and acknowledge that the share purchase is in accordance with the laws.

B)

$20,750.00 U.S. Dollars or its equivalent in Mexican currency  in accordance with the applicable exchange rate payable within the first ten (10) calendar days of each month for twelve (12) months beginning May 1, 2003 in the understanding  that this payment is binding for Telemarketing for the entire twelve (12) months.

A)

Beginning in May, 2004 the remaining balance of the total purchase price shall be $498,000  U.S. Dollars or its equivalent in Mexican currency at the applicable exchange rate and shall be paid by Telemarketing to ATSI Delaware in twenty-four (24) payments of $20,750.00 U.S. Dollars  or its equivalent in Mexican currency at the applicable exchange rate always when the holders of 49% of the capital of ATSICOM, not owned by Telemarketing generate through ATSICOM’s network an average minimum of 20,750,000 Minutes of traffic monthly.

It is expressly understood by the Parties that in the event that the holders of 49% of the capital of ATSICOM do not generate sufficient profits so that Telemarketing may make the minimum payment mentioned above, the amount to be paid monthly shall be equal to100% of the net profits generated by ATSICOM. Telemarketing may make additional payments without penalty.  There shall not be a fixed term for such payments since payments are subject to the net profits generated by ATSICOM.  In such event, the commitment of twenty-four (24) payments shall be adjusted until the total amount is paid.

The Parties hereby agree that in the event that payments cannot be made because of extenuating circumstances or because ATSICOM does not generate sufficient cash flow that allows Telemarketing to make such payments under this paragraph, payments may be suspended until such circumstances are resolved or if the Parties reach some other agreement regarding such payments.

It is expressly understood by the Parties that the amounts mentioned in Paragraphs A), B) and C) above, are paid, they are sufficient to cover the total purchase price of $941,000.00 U.S. Dollars.

THIRD.- PAYMENT OF LIABILITIES. Since ATSICOM which forms part of Telemarketing upon execution of this Agreement has outstanding liabilities of $200,000.00 U.S. Dollars in accordance with the list attached as Exhibit D of this Agreement, Telemarketing shall pay ATSI Delaware $100,000.00 U.S. Dollars upon execution of this Agreement through a wire transfer as follows:

The first wire transfer shall be for $11,734.41 payable to Francisco Javier Gonzalez Loyola to Bancomer Account Number 1158529611.

The second wire transfer shall be for $29,795.59 payable to Jesus Gustavo Payan Trujillo to Bancomer Account Number 9101223842436.

The remaining balance shall be paid by check number 246 for the amount of $58,470.00 payable to ATSI Delaware in the understanding that such payment shall be used exclusively for partial payment of the liabilities listed in Exhibit D of this Agreement.

As well, it is understood that the balance of such liabilities will be reimbursed to ATSI Delaware by Telemarketing through monthly payments of $2,886.21 U.S. Dollars beginning on the eighteenth (18th) month or October 2004 and shall continue until month 35.  The 36th payment shall be for $48,048.22 U.S. Dollars.

FOURTH.- LIABILITIES.- It is expressly understood by the Parties that any liability of ATSICOM not listed and contained in Exhibit D of this Agreement shall be paid directly by ATSI Delaware upon Telemarketing’s request or paid directly by Telemarketing with the ability to deduct such amounts from the total purchase price.

FIFTH.- INSTRUCTIONS. – ATSI Delaware hereby instructs Telemarketing that all payments contained herein shall be made through ATSI Communications, Inc. (Delaware) and by check or wire transfer to ATSI Delaware or payable to the persons or companies listed in Exhibit D of this Agreement in the understanding that such payments shall be considered as made directly to ATSI Delaware without any liability for Telemarketing or its shareholders.

SIXTH.- PAYMENT GUARANTEE.- In order to guarantee payment of the obligations established in subparagraph B and C of Section 2 of this Agreement, Telemarketing shall endorse 60% of all share certificates or 8,040,231 shares  to ATSI Delaware in accordance with Article 334 Second Section of the General Law of Credit.

It is understood by the Parties that:

A)

At the time that Telemarketing pays ATSI Delaware all payments contained in Section 2, subparagraph B of this Agreement, ATSI Delaware agrees to release two-thirds of the shares held in escrow or 5,360,154 shares.

B)

At the time that Telemarketing pays ATSI Delaware all payments contained in Section 2, subparagraph C of this Agreement, that is in other words, the 24 payments of $20,750.00 U.S. Dollars or its equivalent in Mexican currency at the applicable exchange rate, which are subject to the condition that ATSI Delaware  generate 20,750,000 minutes of traffic per month through ATSICOM’s network thereby allowing Telemarketing to make such payments mentioned above.

If ATSI Delaware has not generated 20,750,000 minutes of traffic per month through ATSICOM’s network referred to in the above paragraph or does not cure such situation within thirty (30) days  that will allow Telemarketing to make such payments mentioned above by May, 2004, then ATSI Delaware upon written notice from Telemarketing will proceed to release the shares held in escrow and deliver such shares free of any lien to Telemarketing with which such guarantee will disappear and ATSI Delaware waives any right to any action against Telemarketing.

ATSI Delaware hereby agrees that all corporate rights dividend payments applicable to Telemarketing may be exercised by Telemarketing without restriction or limitation.

SEVENTH. – TAX OBLIGATIONS. – All tax obligations resulting from the execution of this agreement shall be ATSI Delaware’s, Telemarketing’s or the Shareholder’s responsibility, as applicable,  in accordance with the applicable tax laws.

EIGHTH.- ADDRESSES.  The Parties state their addresses as follows:

Telemarketing:  Juan Escutia No. 15, Colonia Niños Heroes, 56150, Texcoco, Estado de Mexico.

ATSI Delaware:  8600 Wurzbach, Suite 700W, San Antonio, TX  78240

The Shareholder: Galileo No. 55, Primer Piso, Colonia Polanco, Delegacion Miguel Hidalgo, 11560, Mexico, Distrito Federal.

NINTH.- GOVERNING LAW.  For the interpretation and enforcement of this Agreement, the Parties hereby expressly submit to the jurisdiction and applicable laws of Mexico, D.F. hereby expressly waiving any other jurisdiction which may correspond to them for reason of their present or future domiciles or for any other reason whatsoever.

The Parties hereby acknowledge the contents of this Agreement and execute it in four originals in Mexico City, Distrito Federal on May 22, 2003.

ATSI Communications, Inc. (Delaware)

Telemarketing

Arthur L. Smith

Francisco Esteban Bunt Bunt

Shareholder

Luis Alfredo Parra Castro

EXHIBIT D TO THE SHARE PURCHASE AGREEMENT DATED MAY 21, 2003 BETWEEN ATSI DELAWARE AND TELEMARKETING.

NAME	DESCRIPTION	AMOUNT

ALFONSO TORRES	SHARE ASSIGNMENT	$ 35,000.00
AVANTEL, S.A.	800 NUMBERS AND LOCAL SERVICES	$ 52,033.85
LIC. FRANCISCO XAVIER ARREDONDO GALVAN	NOTARY PUBLIC	$ 1,970.30
ALEGRE Y SIERRA ATTYS	LEGAL ASPECTS – COFETEL	$ 7,119.30
JUAN ANDRES GURROLA DIAZ	REGULATORY REQUIREMENTS	$ 1,351.99
COMSAT MEXICO	PRIVATE NETWORK	$ 14,080.32
BUREAU PROFESIONAL DE SERVICIOS, S.C.	PROFESSIONAL SERVICES	$ 9,134.70
AVANCES COMERCIALES	PROFESSIONAL SERVICES VICTOR RUIZ	$ 1,185.96
TELECOMUNICACIONES DE MEXICO	PRIVATE NETWORK	$ 34,760.70
SECRETARIA DE HACIENDA Y CREDITO PUBLICO	FEDERAL TAXES	$ 25,826.85
RELEASE OF PROPERTY LIENS		$ 17,353.42

TOTAL		$ 200,000.00

Exhibit 99.1

NEWS RELEASE

Contact E-mail:  investors@atsi.net

Web Site:     www.atsi.net

ATSI COMMUNICATIONS ANNOUNCES

PARTNERSHIP IN MEXICO

SAN ANTONIO, TEXAS, June 16, 2003, ATSI Communications, Inc. (a Delaware Corporation) (ATSI) (OTC Pink Sheets:  ATSC.PK) today announced it has finalized an agreement to sell 51% interest of its Mexican subsidiary, ATSI Comunicaciones, S.A. de C.V. (ATSICOM) which holds a long distance concession.  ATSI will retain the remaining 49% as allowed under foreign ownership rules.  The purchase was made by a group of Mexican investors headed by the Bunt family.  The Bunt family is also a principal in a U.S. based international carrier, Dialmex, LLC.

Under the terms of the agreement, ATSI and the Mexican investor group will jointly develop a VoIP network under the auspices of the concession as well as pursue additional interconnection agreements and business opportunities in Mexico.  As partners ATSI and Dialmex will combine their respective interconnection agreements, creating a robust terminating field with a highly competitive cost structure for both companies to utilize.  Dialmex operates a highly sophisticated Cisco based VoIP network and was recently named to Entrepreneur Magazine's Hot 100 List of Fastest Growing Businesses in the United States, ranking Eleventh.

Ruben R. Caraveo, Vice President of Sales and Operations stated, “Combining our 30 year long distance concession and expertise in the Mexican telecommunications market, along with Dialmex’s next generation network will result in ATSI making significant strides in lowering costs, and creating a licensed and reliable choice for ATSI’s customers.  Although we continue to face a challenging environment in our industry, the timing of this transaction comes about at an opportune time considering the recent regulatory changes regarding unlicensed terminating routes in the Mexican marketplace.”  Under the agreement with Dialmex, ATSI will be able to restart its carrier services business immediately.

Raymond G. Romero, Interim CEO and J. Christopher Cuevas, Interim CFO have both resigned from the company to pursue other interests.  Arthur L. Smith has been named CEO and has rejoined the Board of Directors of ATSI and Antonio Estrada, ATSI’s Corporate Controller, has assumed the responsibilities of the former CFO.  The company’s management team plans to bring its SEC filings up to date, enabling it to expand its options as it pertains to its stock exchange listing.  The company has also significantly improved its cost and expense structure in recent months by reducing overhead and continuing to control expenses.  As part of its effort to control expenses, the Company will communicate with shareholders through its web site and SEC filings.

In addition the company announced today that ATSI’s two Texas operating subsidiaries ATSI Communications, Inc. (a Texas corporation) and TeleSpan, Inc. (a Texas corporation) that previously filed for reorganization under Chapter 11 bankruptcy protection have been converted to cases under Chapter 7.

ATSI Communications, Inc. is an emerging international carrier serving the rapidly expanding niche markets in and between Latin America and the United States, primarily Mexico.   ATSI has clear advantages over the competition through its unique foreign license, interconnection service agreements and strategic partnerships.

This news release contains forward-looking statements. These statements describe management's beliefs and expectations about the future. We have identified forward-looking statements by using words such as "expect," "believe," and "should." Although we believe our expectations are reasonable, our operations involve a number of risks and uncertainties, and these statements may turn out not to be true. More detailed information about ATSI Communications, Inc. is available in the Company’s public filings with the Securities and Exchange Commission.